UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2026

iShares® Silver Trust
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32863 (Commission File Number)	13-7474456 (I.R.S. Employer Identification No.)
c/o iShares Delaware Trust Sponsor LLC
400 Howard Street
San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	SLV	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2026, Paul Lohrey was appointed to the Board of Directors of iShares Delaware Trust Sponsor LLC (the “Sponsor”), which is the sponsor of iShares Silver Trust (the “Trust”). Mr. Lohrey was appointed by BlackRock Asset Management International Inc., which is the member of the Sponsor. Also on November 13, 2026, Mr. Lohrey was appointed as a member of the Sponsor’s Audit Committee.

Mr. Lohrey, 64, served as Interim Chief Executive Officer of the Center for Research in Security Prices, LLC (“CRSP”) during January-February 2026 and as Managing Director, Corporate Strategy and Analytics at CRSP from June 2023 to December 2025. From June 2010 until he retired in June 2022, Mr. Lohrey was a Managing Director at BlackRock, Inc. His roles at BlackRock included Head of iShares and BlackRock U.S. ETF Product Engineering from July 2014 to June 2022 and President and Chief Executive Officer of the Sponsor from November 2015 to June 2022. Mr. Lohrey’s experience prior to joining BlackRock included serving as Chief Investment Officer for Europe for The Vanguard Group from October 2008 to May 2010. Mr. Lohrey earned a Bachelor of Arts in economics from Duke University in 1984 and an MBA in finance from the University of Chicago in 1986.

In addition, effective November 13, 2026, Peter Landini resigned as a Director of the Sponsor. Mr. Landini’s decision to resign was not the result of any dispute or disagreement with the Sponsor or the Trust on any matter relating to the Trust's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2026

iShares® Silver Trust

By:	iShares Delaware Trust Sponsor LLC*

By:	/s/ Bryan Bowers
Name: Bryan Bowers Title: Director and Chief Financial Officer

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the Sponsor of the Trust.